Item 77Q1  Exhibits  Form N-SAR  03/31/2014

Sub-item 102P1(a)

The Amended by-laws of the Registrant are incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration
Statement on Form N-1A, which was filed with the Securities and Exchange Commission on January 28, 2014, Accession No.
0000898432-14-000083.

Sub-item 102P1(e)

Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on September 19,
2013, Accession No. 0000898432-13-001241.

The Amended and Restated Attachment A to the Expense Limitation
Agreement between the Registrant and the Transfer Agent is incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on January 28, 2014, Accession No. 000089432-14-000083.

The Amended and Restated Attachment A to the Expense Limitation Agreement between First Investors Management Company, Inc. and the Registrant related to the First Investors International Opportunities Bond Fund is incorporated by reference to Post-Effective Amendment
No. 64 to the Registrant's Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on January 28, 2014, Accession No. 0000898432-14-000083.

The Amended and Restated Attachment A to the Expense Limitation Agreement between First Investors Management Company, Inc. and the Registrant related to the First Investors Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on January 28, 2014, Accession No. 0000898432-14-000083.

The Amended and Restated Attachment A to the Expense Limitation Agreement between First Investors Management Company, Inc. and the Registrant related to the First Investors Floating Rate Fund is incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on January 28, 2014, Accession No. 0000898432-14-000083.